Exhibit 99.1

OCEAN POWER TECHNOLOGIES SCHEDULES SECOND QUARTER FISCAL 2019 RESULTS

CONFERENCE CALL AND WEBCAST

MONROE TOWNSHIP, N.J., November 29, 2018 — Ocean Power Technologies, Inc. (NASDAQ: OPTT), a leader in innovative and cost-effective ocean energy solutions, will release its results for the second quarter of Fiscal Year 2019 on Monday, December 10, 2018 after the market closes.

The Company will host a conference call on Tuesday, December 11, 2018 at 11 AM ET to discuss its results and provide a general business update.

CONFERENCE CALL INFORMATION:

DATE: Tuesday, December 11, 2018

TIME: 11 AM ET

Dial-in Number (US) 877-407-8291

Dial-in Number (Int) 201-689-8345

Investors, analysts and members of the media interested in listening to the live presentation are encouraged to join the webcast of the call available on the investor relations section of the Company’s website at https://www.oceanpowertechnologies.com.

A digital replay will be available by telephone approximately two hours after the completion of the call until March 11, 2019 and may be accessed by dialing 877-660-6853 from the U.S. or 201-612-7415 for international callers, and using the Conference ID#13685445.

About Ocean Power Technologies

Headquartered in New Jersey, Ocean Power Technologies aspires to transform the world through durable, innovative and cost-effective ocean energy solutions. Our PB3 PowerBuoy™ uses ocean waves to provide clean, reliable and persistent electric power and real-time communications for remote offshore applications in markets such as oil and gas, defense, security, science and research, and communications. To learn more, visit www.oceanpowertechnologies.com.

Forward-Looking Statements

This release may contain “forward-looking statements” that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as “may”, “will”, “aim”, “will likely result”, “believe”, “expect”, “will continue”, “anticipate”, “estimate”, “intend”, “plan”, “contemplate”, “seek to”, “future”, “objective”, “goal”, “project”, “should”, “will pursue” and similar expressions or variations of such expressions. These forward-looking statements reflect the Company’s current expectations about its future plans and performance. These forward-looking statements rely on a number of assumptions and estimates which could be inaccurate and which are subject to risks and uncertainties. Actual results could vary materially from those anticipated or expressed in any forward-looking statement made by the Company. Please refer to the Company’s most recent Forms 10-Q and 10-K and subsequent filings with the SEC for a further discussion of these risks and uncertainties. The Company disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this release.

Investor Relations Contact:

Michael Porter, President

Porter, LeVay & Rose

Ocean@plrinvest.com

(212) 564-4700

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